CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated March 24, 2017, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Pruco Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
December 13, 2017

Appendix A

Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio)	AST RCM World Trends Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
Prudential Diversified Bond Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Prudential Core Bond Portfolio
Prudential Equity Portfolio (Class I)	AST Goldman Sachs Multi-Asset Portfolio	AST Bond Portfolio 2023
Prudential Flexible Managed Portfolio	ProFund VP Consumer Services	AST New Discovery Asset Allocation Portfolio
Prudential Conservative Balanced Portfolio	ProFund VP Consumer Goods Portfolio	AST Western Asset Emerging Markets Debt Portfolio
Prudential Value Portfolio (Class I)	ProFund VP Financials	AST MFS Large-Cap Value Portfolio
Prudential High Yield Bond Portfolio	ProFund VP Health Care	AST Bond Portfolio 2024
Prudential Natural Resources Portfolio (Class I)	ProFund VP Industrials	AST AQR Emerging Markets Equity Portfolio
Prudential Stock Index Portfolio	ProFund VP Mid-Cap Growth	AST ClearBridge Dividend Growth Portfolio
Prudential Global Portfolio	ProFund VP Mid-Cap Value	AST QMA Emerging Markets Equity Portfolio
Prudential Jennison Portfolio (Class I)	ProFund VP Real Estate	AST Multi-Sector Fixed Income Portfolio
Prudential Small Capitalization Stock Portfolio	ProFund VP Small-Cap Growth	AST BlackRock iShares ETF Portfolio
T. Rowe Price International Stock Portfolio	ProFund VP Small-Cap Value	AST Defensive Asset Allocation Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income Class)	ProFund VP Telecommunications	AST AQR Large-Cap Portfolio
Invesco V.I. Core Equity Fund (Series I)	ProFund VP Utilities	AST QMA Large-Cap Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	ProFund VP Large-Cap Growth	AST Bond Portfolio 2025
Janus Aspen Overseas Portfolio (Institutional Shares)	ProFund VP Large-Cap Value	AST T. Rowe Price Growth Opportunities Portfolio
MFS Research Series (Initial Class)	AST Boston Partners Large-Cap Value Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
MFS Growth Series (Initial Class)	AST Jennison Large-Cap Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
American Century VP Value Fund (Class I)	AST Bond Portfolio 2020	AST Prudential Flexible Multi-Strategy Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST Bond Portfolio 2017	AST BlackRock Multi-Asset Income Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Bond Portfolio 2021	AST Franklin Templeton K2 Global Absolute Return Portfolio
Davis Value Portfolio	Wells Fargo VT International Equity Portfolio (Class 1)	AST Managed Equity Portfolio
AST T. Rowe Price Natural Resources Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	AST Managed Fixed Income Portfolio
AST T. Rowe Price Asset Allocation Portfolio	Prudential SP Small Cap Value Portfolio (Class I)	AST FQ Absolute Return Currency Portfolio
AST MFS Global Equity Portfolio	Janus Aspen Janus Portfolio (Service Shares)	AST Jennison Global Infrastructure Portfolio
AST J.P. Morgan International Equity Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST Goldman Sachs Strategic Income Portfolio
AST Templeton Global Bond Portfolio	Prudential SP International Growth Portfolio (Class I)	AST Legg Mason Diversified Growth Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Bond Portfolio 2026
AST Capital Growth Asset Allocation Portfolio	AST Cohen & Steers Realty Portfolio	AST AB Global Bond Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Goldman Sachs Global Income Portfolio
AST Balanced Asset Allocation Portfolio	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)	AST Morgan Stanley Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio	AST High Yield Portfolio	AST Wellington Management Global Bond Portfolio
AST FI Pyramis Quantitative Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Neuberger Berman Long/Short Portfolio
AST Prudential Growth Allocation Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	AST Wellington Management Real Total Return Portfolio
AST Advanced Strategies Portfolio	AST Small-Cap Value Portfolio	AST QMA International Core Equity Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Managed Alternatives Portfolio
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	AST Emerging Managers Diversified Portfolio
AST Small-Cap Growth Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
AST International Value Portfolio	AST MFS Growth Portfolio	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
AST International Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Bond Portfolio 2027
AST Investment Grade Bond Portfolio	AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Small Cap Value Portfolio
AST Western Asset Core Plus Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST IVY Asset Strategy Portfolio
AST Bond Portfolio 2018	Wells Fargo VT Omega Growth Portfolio (Class 1)	NVIT Developing Markets Fund
AST Bond Portfolio 2019	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	NVIT Emerging Markets Fund (Class D)
AST Global Real Estate Portfolio	AST Bond Portfolio 2022	AST Bond Portfolio 2016
AST Parametric Emerging Markets Equity Portfolio	AST Quantitative Modeling Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST BlackRock Global Strategies Portfolio
AST Schroders Global Tactical Portfolio